                                                                   Exhibit 10.14


Lehigh Acres First National________________________         INDEPENDENT BANKER'S BANK
Bancshares, Inc.___________________________________                 OF FLORIDA
5300 Lee Boulevard_________________________________              ORLANDO, FLORIDA                 Loan Number         1144
Lehigh Acres, FL  33970____________________________                                               Date             June 10, 1999
          BORROWER'S NAME AND ADDRESS                       LENDER'S NAME AND ADDRESS             Maturity Date    June 10, 2000
 "I" includes each borrower above, jointly and      "You" means the lender, its successors and    Loan Amount $     $250,000.00
                   severally.                                        assigns.                     Renewal Of

Note: I promise to pay to you, or your order, at your address above, the principal sum of: Two Hundred Fifty Thousand and 00/100 Dollars $250,000.00 plus interest from date at the initial rate of 6.75 % per year, which rate is subject to change so as always to be 1% below the following base rate: the Wall Street Journal prime rate as published daily in the Wall Street Journal

The interest rate in effect on this note may change (as often as) daily (assuming there is a change in the base rate) ____________ an increase in the interest rate will cause an increase in the monthly interest payment . [ ] I also agree to pay a loan charge of a

I will     {    (a) [ ] on demand.
           {    (b) [X] on demand, but if no demand is made, on June 10, 2000.
           {    (c) [ ] on pay
 this      {    If (a), (b), or (c) is checked above, I will pay accrued
amount     {    interest monthly and on the maturity date.
  as       {    (d) [ ]
follows    {            Basis:  Actual/360


LIMITATIONS: The Truth-in-Lending disclosure box below will indicate if there is any contractual limit on the periodic or total increase in the interest rate for this note. If neither such limit is disclosed, the only limitation, if any, on the amount of any interest rate increase will be the usury limit. The usury limit is the highest allowable rate for this type of loan as determined by applicable state or federal law and it may be increased or decreased at any time by changes in state or federal law and regulations.

[X] If checked, if I fail to make a payment within 10 days of when it is due, I agree to pay a late charge of 5% of the amount delinquent.
**the maximum rate allowed by law

POST-MATURITY INTEREST: Interest will accrue after maturity on the unpaid balance of the note on the same basis as interest accrues prior to maturity, unless a specific post-maturity interest rate is agreed to in the next sentence.

[X] If checked, interest will accrue at the rate of ** %per year on the balance of this note not paid at maturity, including maturity by acceleration.

[ ] If checked, I also agree to pay a minimum interest charge of $           if
I pay this loan off before you have earned that much in interest.

THE PURPOSE OF THIS LOAN IS: to fund organizational line of credit


                                                                                                     I have the right to
                                                                                                   receive at this time an
                                                   AMOUNT FINANCED       TOTAL OF PAYMENTS           itemization of the
ANNUAL PERCENTAGE RATE      FINANCE CHARGE       The amount of credit  The amount I will have          Amount Financed
 The cost of my credit   The dollar amount the    provided to me or    paid when I have made
   as a yearly rate.     credit will cost me.       on my behalf.      all scheduled payments.     YES - I want an itemization
         6.75%                $17,111.20             $250,000.00           $267,111.20             NO - I do not want an itemization

My Payment Schedule will be:

Number of      Amount of
Payments        Payments                      When Payments Are Due
   12           $                    Monthly interest only beginning July 10, 1999                     "a" means an estimate
    1           $250,000.        All outstanding principal plus all outstanding accrued             $         Filing Fees
                $                              interest due June 10, 2000                           $         Non-filing Insurance
                $

[X] Demand:    [ ] This note has a demand feature.
[X] This note is payable on demand and all disclosures are based on an assumed maturity of one year.
Variable Rate: The annual percentage rate may increase during the term of this transaction if the Wall Street Journal prime rate increases
Any increase will take the form of increased monthly interest payments If the rate increases by N/A% in one N/A , the N/A will increase to N/A
The rate may not increase more often than once a N/A , and may not increase more than N/A % each N/A .
The rate will not go above N/A%

SECURITY:  I am giving a security interest in: Unsecured
[ ] the goods of property being purchased.
[ ] collateral securing other loans with you may also secure this loan.
[ ] my deposit accounts and other rights to the payment of money from you.
LATE CHARGE: [X] I will be charged 5% of the amount of a payment which is late by more than 10 days after it is due.
PREPAYMENT: If I pay off this note early, I [ ] may [X] will not have to pay a penalty, and I [ ] may [X] will not be entitled to a refund of part of the finance charge.
[ ] ASSUMPTION: Someone buying my home [ ] may, subject to conditions, be allowed to [ ] cannot assume the reminder of the mortgage on the original terms. I can see my contract documents for any additional information about nonpayment, default, any required repayment before the scheduled date, and prepayment refunds and penalties

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INSURANCE: Credit life insurance and credit
disability insurance are not required to obtain credit, and will not be provided unless I sign and agree to pay the additional cost. I may assign any other policy or policies I own or may procure for the purpose of covering this loan.

ACKNOWLEDGEMENT: I have read and
understood the previous two sentences:  x


    Type     Premium   Term               Signatures (or initials)
----------- --------- ------ ---------------------------------------------------
Credit                       I want credit life
Life                              insurance   x_________________________________
                                                        Name of Insured
----------- --------- ------ ---------------------------------------------------
Credit                       I want credit disability
Disability                        insurance   x_________________________________
                                                        Name of Insured
----------- --------- ------ ---------------------------------------------------
Joint                        I want joint credit life
Credit                            insurance   x_________________________________
Life                                          x
----------- --------- ------ ---------------------------------------------------

PROPERTY INSURANCE: I may obtain property insurance from anyone I want that is acceptable to you. If I get the insurance from or through you I will pay
$                 for                       of coverage.


          ITEMIZATION OF AMOUNT FINANCED

 Amount given to me directly              $250,000.00 (a)
 Amount paid on my account                $           (b)
                                          $
   Amounts paid to others on my behalf:

 To Insurance Companies                   $           (c)
 To Public Officials                      $           (d)


 Documentary Stamp Tax                    $    POC    (e)
                                          $           (f)
                                          $           (g)
      Prepaid Finance Charge              $           (h)
 AMOUNT FINANCED (a through g-h)          $250,000.00 (i)
 Finance Charge (include prepaid)         $ 17,111.20 (j)
                                          -----------
 Total of Payments (i + j)                $267,111.20 (k)
                                          -----------




Security - To secure the payment of the note total (defined on the reverse side):

(1) I acknowledge and agree that you have the right to set-off this note against any obligation you have (now or hereafter) to pay money to me.

(2) You may collect the proceeds (or rebates of unearned premiums) on any insurance policy insuring me (where you are named as loss payee) and on any policy insuring the property securing this note. You will apply this toward what I owe you.

(3) [ ] If checked, this note is not further secured by any contemporaneous agreement (other than (1) and (2) of this section).

(4) [ ] If checked, this note is secured by a separate date              .


(5) [ ] Security Agreement - If checked, I give you a security interest in the property described below. The rights I am giving you in this property, and the obligations this agreement procures are defined on the reverse side of this form. Unsecured

Florida Documentary Stamp Tax in the amount of $875.00 has been paid or will be paid directly to the Florida Department of Revenue Certificate of Registration #592258003-58-001.

Assumptions - Unless specifically agreed in writing to the contrary, this security agreement _____ any loan. If secures cannot be assumed by any person who buys the collateral described above from me, and I understand and agree that if I attempt to transfer any interest in this collateral (including, but not limited to, possession) I will be in default on all secured obligations.


This collateral will be used for purposes

[ ] If checked, this is a purchase money loan. You may include the name of the seller on the check or draft for this loan.

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Signatures: I agree to the terms of the note and security agreement above
(including those on the other side of this form) and acknowledge receipt of at least one copy on today's date.

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Any person who signs within this enclosure does so to give you a security interest in the property described above, but assumes no personal obligation to pay this note.

Name
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x                                           Date
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VARIABLE INTEREST NOTE, DISCLOSURE, AND SECURITY AGREEMENT.
_____ BANKERS  SYSTEMS,  INC., ST. CLOUD,  MN 56301 FORM NDAS - VI-FL


COSIGNERS - SEE NOTICE ON REVERSE SIDE BEFORE SIGNING

Signature    LEHIGH ACRES FIRST NATIONAL BANCSHARES, INC.
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Signature   /s/ James D. Hull, Chairman of Board
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Signature
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